Exhibit 32.1

                               AXA FINANCIAL, INC.

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AXA Financial, Inc. (the "Company") for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher M. Condron, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                  /s/ Christopher M. Condron
                                  -------------------------------------
                                  Christopher M. Condron
                                  President and Chief Executive Officer

Date:  August 11, 2008